UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Vintage Wine Estates, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40016	87-1005902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard Suite 210
Incline Village, Nevada		89451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 289-9463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed on December 19, 2022, Vintage Wine Estates, Inc. (the “Company”) entered into a Second Amended and Restated Loan and Security Agreement, dated as of December 13, 2022 (as amended from time to time, the “Credit Agreement”), by and among the Company, certain subsidiaries of the Company party thereto from time to time (collectively, the “Borrowers”), certain financial institutions party thereto from time to time (collectively, the “Lenders”), and BMO Bank N.A., as successor in interest to Bank of the West, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

On October 12, 2023, the Company entered into a fourth amendment to the Second Amended and Restated Loan and Security Agreement (the “Amendment”) by and among the Company, the Borrowers, the Lenders party thereto, and Agent. The Amendment, among other things:

•
waives certain existing events of default relating to the Company’s failure to comply with the financial covenants and financial reporting requirements set forth in the Credit Agreement for prior fiscal periods;
•
reduces the aggregate revolving commitment and the aggregate delayed draw term loan commitment to $200,000,000 and $38,100,000, respectively;
•
replaces the maximum debt to capitalization financial covenant with a minimum adjusted EBITDA financial covenant of not less than (1) $4,000,000 for the fiscal quarter ending September 30, 2023, (2) $17,000,000 for the two fiscal quarter period ending December 31, 2023, (3) $27,000,000 for the three fiscal quarter period ending March 31, 2024, (4) $34,000,000 for the four fiscal quarter period ending June 30, 2024, and (5) $35,000,000 for each four fiscal quarter period ending thereafter;
•
adds a minimum liquidity covenant of $25,000,000 (or, for fiscal quarters ending in December, $15,000,000), which applies only for the fiscal quarters ending September 30, 2023 through and including December 31, 2024 (the “Covenant Modification Period”);
•
suspends the minimum fixed charge coverage ratio covenant for the fiscal quarters ending September 30, 2023 through and including June 30, 2024 and provides for a step-down of the minimum fixed charge coverage ratio to 1.00:1.00 for the remainder of the Covenant Modification Period;
•
adds an equity cure right for the Company in the event of future breaches of the financial covenants;
•
reduces revolver availability by (1) $15,000,000 during the months of February through September of each year and (2) $10,000,000 during the months of October through January of each year;
•
suspends the exercise of incremental facilities during the Covenant Modification Period;
•
restricts all permitted acquisitions during the term of the credit facilities, unless previously approved by the required Lenders;
•
increases in the applicable margin for all credit facilities to 3.00% for SOFR Loans and 2.00% for ABR Loans, which margins will step-up further if certain prepayments of the Term Loans are not made by certain dates prescribed in the Amendment;
•
adds additional mandatory prepayments of (1) $10,000,000 by no later than March 31, 2024, (2) an additional $10,000,000 by no later than June 30, 2024 and (3) an additional $25,000,000 by no later than December 31, 2024;
•
adds additional mandatory prepayments in the event that the Borrowers maintain a cash balance in excess of $20,000,000;
•
permits additional sales of certain real property with an aggregate appraised value of approximately $60,000,000, in addition to related personal property assets; and
•
adds certain additional reporting requirements to Agent and the Lenders.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On October 13, 2023, the Company issued a press release announcing its financial results for the three months and fiscal year ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth, or referred to, in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

On October 13, 2023, the Company issued a press release relating to the Amendment. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

A copy of the presentation materials that management will review during the Company’s earnings conference call to be held on October 16, 2023 will be posted in the Investor Relations section of the company’s website at www.vintagewineestates.com.

The information set forth, or referred to, in this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amendment Number Four to Second Amended and Restated Loan and Security Agreement and Waiver, dated as of October 12, 2023, by and among Vintage Wine Estates, Inc., certain subsidiaries of Vintage Wine Estates, Inc. party thereto, certain financial institutions party thereto, and BMO Bank N.A., as successor in interest to Bank of the West, as Administrative Agent and Collateral Agent.*

99.1	Press release dated October 13, 2023 relating to financial results for the three months and fiscal year ended June 30, 2023
99.2	Press release dated October 13, 2023 relating to the Credit Agreement Amendment

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.

Date:	October 13, 2023	By:	/s/ Kristina Johnston
Chief Financial Officer